             SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549
                  ----------------------

                          FORM 8-K
                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report, (Date of earliest event reported):  April 3, 1997

                        CHECKPOINT SYSTEMS, INC.
-----------------------------------------------------------------
        (Exact Name of Registrant as Specified in Its Charter)

                            Pennsylvania
-----------------------------------------------------------------
            (State or Other Jurisdiction of Incorporation)

        1-11257                               22-1895850
------------------------                -----------------------
(Commission File Number)                   (I.R.S. Employer
                                         Identification Number)

101 Wolf Drive, Thorofare, New Jersey                  08086
-----------------------------------------------------------------
(Address of Principal Executive Offices              (Zip Code)

                             609-848-1800
-----------------------------------------------------------------
      (Registrant's Telephone Number, Including Area Code)


-----------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 3, 1997, the Registrant entered into a Termination Agreement with Ultrak, Inc. pursuant to which the (i) Agreement and Plan of Reorganization, (ii) Checkpoint Stock Option Agreement; and (iii) Ultrak Stock Option Agreement, each dated March 11, 1997 between Checkpoint and Ultrak, and the Shareholder's Agreement dated March 11, 1997 between Checkpoint and George
K. Broady, were each terminated. A press release announcing the termination of the merger is attached hereto as Exhibit 99.1, which is incorporated herein by reference. The merger agreement and related documents were previously described in the Registrant's Form 10-K for the year ending December 29, 1996.


ITEM 5.  OTHER EVENTS

         On April 3, 1997, the Registrant issued a press release announcing that the first quarter and 1997 revenues and earnings will not meet street expectations. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On April 8, 1997, the Registrant announced by way of a press release that its board of directors authorized the purchase of up to 10 percent of its outstanding common stock in transactions intended to satisfy the requirements of SEC Rule 10b-18. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements - None

         (b)  Pro forma Financial Information - None

         (c)  Exhibits

              99.1 -- Press Release issued April 3, 1997

              99.2 -- Press Release issued April 8, 1997

                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.                Dated:  April 10, 1997


/s/Jeffrey A. Reinhold
------------------------
Jeffrey A. Reinhold
Vice President - Finance,
Chief Financial Officer and
Treasurer

                 EXHIBIT INDEX
                 -------------

EXHIBIT NO.                    DESCRIPTION OF EXHIBITS
-----------                    -----------------------
   99.1                        Press Release issued April 3, 1997
   99.2                        Press Release issued April 8, 1997